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MONTHLY SERVICER'S CERTIFICATE
(Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement

 HOUSEHOLD FINANCE CORPORATION
 HOUSEHOLD AFFINITY FUNDING CORPORATION
 HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1
Class A and Class B Certificates, Series 1993-2

The undersigned, a duly authorized
representative of Household Finance
Corporation, as
Servicer (the "Servicer"), pursuant to the Amended and Restated Pooling and Servicing
Agreement, dated as of August 1, 1993 (the
"Pooling and Servicing Agreement"), by and among
Household Affinity Funding Corporation, as
Transferor, the Servicer, and The Bank of New
York,
as Trustee, does hereby certify with respect to the information set forth below as follows:
1.Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and
Servicing Agreement.
2.Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.
3.The undersigned is a Servicing Officer.



5.Trust Information.
(a)The aggregate amount of Collections
processed for the Due Period
preceding such Distribution Date was equal to   $1,830,774,661.22
(b)The aggregate amount of such Collections
with respect to Principal
Receivables for the Due Period preceding such
Distribution Date was
equal to .                                      $1,721,469,911.30
(i)The payment rate, [ ( (b) + (c)(ii) +                 27.667%
(c)(iii) ) / (f) ],  is ..
(c)The aggregate amount of such Collections
with respect to Finance Charge
and Administrative Receivables and the
Defaulted Amount for the Due Period preceding
such Distribution Date was equal to ..           $109,304,749.92
(i)The gross cash yield, [                               19.732%
((ii)+(iii)+(iv)+(v)) * 12 / (f) ],  is ..
(ii)The amount of such aggregate with respect     $66,457,367.18
to Finance Charge was equal to
(iii)The amount of such aggregate with respect    $16,656,244.24
to Fees was equal to
(iv)The amount of such aggregate with respect     $23,742,797.50
to Interchange was equal to ..
(v)The amount of such aggregate with respect to      $391,734.00
Other Recoveries was equal to ..
(vi)The amount of such aggregate with respect      $2,056,607.00
to Principal Recoveries was equal to ..
(d)The Gross Defaulted Amount for the preceding   $31,724,930.17
Due Period is

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(i)The annualized default rate, (d) *12 / (f),             5.84%
is ..
(ii)The annualized net default rate, [(d)-                 5.46%
(c)(vi)] *12 / (f),  is ..
(e)The Portfolio Yield for such Distribution              14.27%
Date .
(f)The total amount of Principal Receivables in
the Trust at the beginning
of the preceding Due Period is equal to         $6,522,452,452.59
(g)The total amount of Principal Receivables as
of the last day of the
immediately preceding Due Period is .           $6,386,199,951.89
(h)The average amount of Principal Receivables
in the Trust during the
preceding Due Period (the sum of the amounts in
clause (f) and the
amount in clause (g) divided by 2) is equal to  $6,454,326,202.24
 ..
(i)The total amount of Finance Charge and
Administrative Receivables in the
Trust as of the last day of the immediately      $126,543,537.80
preceding Due Period is .
(j)The aggregate outstanding gross balance of
the Accounts which were
one payment (5-29 days) delinquent  as of the
close of business on the last
day of the calendar month preceding such         $195,780,097.34
Distribution Date was equal to
(k)The aggregate outstanding gross balance of
the Accounts which were
two payments (30-59 days) delinquent as of the
close of business on the last
day of the calendar month preceding such          $75,261,999.95
Distribution Date was equal to
(l)The aggregate outstanding gross balance of
the Accounts which were
three or more payments (60+ days) delinquent as
of the close of business on the last
day of the calendar month preceding such         $150,938,915.86
Distribution Date was equal to
(m)The aggregate amount of Trust Excess
Principal Collections for such
Distribution Date is..                          $1,230,415,100.03
(n)The aggregate amount of Principal Shortfalls $235,024,795.30 for such Distribution Date is .
6.Group One Information
(a)The Average Rate for Group One (the weighted
average Certificate Rate
reduced to take into account any payments made
pursuant to interest
rate agreements, if any ) is equal to ..                  5.958%
(b)Group One Total Investor Collections is       $242,082,320.24
equal to ..
(c)Group One Investor Principal Collections is   $227,629,013.65
equal to
(d)Group One Investor Finance Charge and          $14,453,306.58
Administrative Collections is equal to ..
(e)Group One Investor Additional Amounts is                $0.00
equal to .
(f)Group One Investor Default Amount is equal      $4,194,969.96
to
(g)Group One Investor Monthly Fees is equal to     $1,437,433.79
 ..
(h)Group One Investor Monthly Interest is equal    $3,761,988.67
to
7.Series 1993-2 Information
(a)The Series Adjusted Portfolio Yield for the
Due Period preceding such
Distribution Date was equal to ..                        14.262%
(b)The Series 1993-2 Allocation Percentage with
respect to the Due
Period preceding such Distribution Date was                8.58%
equal to
(c)The Floating Allocation Percentage for the
Due Period preceding such
Distribution Date was equal to                            89.64%

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(d)The aggregate amount of Reallocated Finance
Charge and
Administrative Collections for the Due Period
preceding
such Distribution Date is equal to                 $8,399,187.98
(e)The Floating Allocation Percentage of Series
Allocable Finance
Charge and Administrative Collections for the
Due Period preceding
such Distribution Date is equal to..               $8,403,770.18
(f)Class A Invested Amount .                     $374,999,999.99
(g)The Class A Invested Percentage with respect
to the Due Period
preceding such Distribution Date was equal to .          83.089%
(h)The Class A Invested Percentage of the
amount set forth in Item 7(d)
above was equal to                                 $6,978,788.00
(i)The amount of Class A Monthly Interest for
such Distribution Date is
equal to.                                          $1,750,000.00
(j)The amount of any Class A Monthly Interest
previously due but not
distributed on a prior Distribution Date is                $0.00
equal to ..
(k)The amount of Class A Additional Interest
for such Distribution Date
is equal to ..                                             $0.00
(l)The amount of any Class A Additional
Interest previously due but not
distributed on a prior Distribution Date is                $0.00
equal to
(m)The Class A Investor Default Amount for such
Distribution Date is
equal to ..                                        $2,026,648.87
(n)The Allocable Servicing Fee for such              $835,785.44
Distribution Date is equal to
(o)The Class A Required Amount, if any, with
respect to such
Distribution Date is equal to.                             $0.00
(p)Class B Invested Amount ..                     $29,412,000.00
(q)The Class B Invested Percentage for the Due
Period preceding such
Distribution Date was equal to..                          5.865%
(r)The Class B Invested Percentage of the
amount set forth in Item 7(d)
above is equal to.                                   $492,624.27
(s)The amount of Class B Monthly Interest for
such Distribution Date is
equal to.                                            $144,609.00
(t)The amount of any Class B Monthly Interest
previously due but not
distributed on a prior Distribution Date is                $0.00
equal to..
(u)The amount of Class B Additional Interest
for such Distribution Date
is equal to.                                               $0.00
(v)The amount of any Class B Additional
Interest previously due but not
distributed on a prior Distribution Date is                $0.00
equal to.
(w)Class B Investor Default Amount for such
Distribution Date is equal
to.                                                  $143,058.71
(x)The Collateral Invested Percentage of the
amount set forth in Item 7(d)
above is equal to..                                  $927,775.71
(y)The Series 1993-2 Principal Shortfall for
such Distribution Date is
equal to..                                                 $0.00
(z)The Series 1993-2 Excess Principal                      $0.00
Collections is equal to
(aa)The amount of Excess Finance Charge and
Administrative Collections
with respect to such Distribution Date is equal    $3,353,954.86
to..

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(bb)The amount of Excess Finance Charge and
Administrative Collections
referred to in Item 7(aa) will be available to
be distributed on such
Distribution Date to fund or reimburse the
following items:
(i)to fund the Class A Required Amount, if any,
with
respect to such Distribution Date.                         $0.00
(ii)to reimburse Class A Investor Charge-Offs.             $0.00
(iii)to pay current or overdue Class B Monthly
Interest,
Class B Additional Interest or the Cumulative
Excess Interest Amount ..                                  $0.00
(iv)to fund the Class B Investor Default Amount
with
respect to such Distribution Date..                  $143,058.71
(v)to reimburse certain previous reductions in
the Class B
Invested Amount .                                          $0.00
(vi)to pay any portion of the Allocable
Servicing Fee not
paid pursuant to clause (i) above                          $0.00
(vii)to fund the Collateral Investor Default
Amount with
respect to such Distribution Date..                  $269,427.24
(viii)to reimburse certain previous reductions
in the Collateral
Invested Amount .                                          $0.00
(ix)to make any required deposit in the Cash               $0.00
Collateral Account..
(cc)The amount of Subordinated Principal
Collections with respect to such
Distribution Date is equal to                     $22,382,465.54
(dd)The Principal Allocation Percentage is                89.64%
equal to ..
(ee)The total amount to be distributed to Class
A Certificateholders on
such Distribution Date in payment of principal    $41,666,666.67
is equal to.
(ff)The total amount to be distributed to Class
B Certificateholders on
such Distribution Date in payment of principal             $0.00
is equal to.
(gg)The amount of Class A Investor Charge-Offs
for such Distribution
Date is equal to                                           $0.00
(hh)The total amount of reimbursements of Class
A Investor Charge-Offs
for such Distribution Date is equal to..                   $0.00
(ii)The amount of Class B Investor Charge-Offs
and other reductions in
the Class B Invested Amount for such                       $0.00
Distribution Date is equal to..
(jj)The total amount of reimbursements of Class
B Investor Charge-Offs
for such Distribution Date is equal to.                    $0.00
(kk)The Class A Invested Amount at the close of
business on such
Distribution Date (after giving effect to all
payments and adjustments
on such Distribution Date) will be equal to..    $333,333,333.32
(ll)The Class B Invested Amount at the close of
business on such
Distribution Date (after giving effect to all
payments and adjustments
on such Distribution Date) will be equal to       $29,412,000.00
(mm)The Available Collateral Amount as of the
close of business on the
preceding Distribution Date (after giving
effect to any withdrawal
from the Collateral Account) was equal to.        $51,961,200.00
(nn)The Required Collateral Amount as of the
close of business on such
Distribution Date, after giving effect to any
withdrawal from the
Collateral Account and payments to the
Collateral Interest Holder on
such Distribution Date, will be equal to.         $48,529,800.00

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(oo)The ratio of the Required Collateral Amount
to the Class B Invested Amount
as of the close of business on such
Distribution Date, after giving effect
to any withdrawal from the Collateral Account
and payments to the
Collateral Interest Holder on such Distribution         165.000%
Date, will be equal to ..
(pp)The Cumulative Excess Interest Amount as of
the close of business on
such Distribution Date, after giving effect to
any payments of interest
to Class B Certificateholders on such                      $0.00
Distribution Date, will be equal to ..
8.Total amount to be on deposit in the
Collection Account (after giving effect to
allocations required to be made pursuant to the
terms of all other Series now
outstanding and to the payment of the
Servicer's fee and funding of investor default
amounts) prior to making distributions on such    $50,222,334.39
Distribution Dates is equal to ..
9.The total amount to be allocated according to
the terms of the Collateral
Agreement on such Distribution Date is equal to    $6,661,058.72
 .
10.Total amount to be distributed from the
Collection Account to the
Servicer in respect of the unpaid Allocable
Servicing Fee for the
preceding Due Period on such Distribution Date
(after taking into
consideration the amounts which have been
netted with respect to this
Series against deposits to the Collection                  $0.00
Account) is equal to..
11.As of the date hereof, to the best knowledge
of the undersigned, the Servicer
has performed in all material respects all its
obligations under the Pooling
and Servicing Agreement through the Due Period
preceding such
Distribution Date or, if there has been a
default in the performance of
any such obligation, set forth in detail the
(i) nature of such default,
(ii) the action taken by the Transferor and
Servicer, if any, to remedy such default
and (iii) the current status of each such                  $0.00
default; if applicable, insert "None".
12.As of the date hereof, to the best knowledge of the undersigned, no
Amortization Event has been deemed to have occurred on or prior to such Distribution Date.
13.As of the date hereof, to the best knowledge of the undersigned, no
Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien consists of :
____________________________________________).
14.The amounts specified to be deposited into and withdrawn from the
Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this

HOUSEHOLD FINANCE CORPORATION
as Servicer,

By: _______________________________
      Name: Steven H. Smith
      Title: Servicing Officer
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Household Finance Corporation
Household Affinity Funding Corp.                   February 2000
Household Affinity Credit Card Master Trust I ,     Mar 15, 2000
Series 1993-2


CLASS A CERTIFICATEHOLDER'S STATEMENT
A.Information Regarding Distributions
1. Total distribution per $1,000 interest          $86.833333340
2. Principal distribution per $1,000 interest      $83.333333340
3. Interest distribution per $1,000 interest        $3.500000000
B. Calculation of Class A Interest
1. Class A Coupon                                    5.60000000%
2. Beginning Principal Amount                    $374,999,999.99
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections                           $1,830,774,661.22
(b) Collections of Finance Charge and            $109,304,749.92
Administrative Receivables
(c) Collections of Principal                    $1,721,469,911.30
2. Allocation of Receivables
(a) Class A Invested Percentage                          83.089%
(b) Principal Allocation Percentage                      89.637%
3. Delinquent Gross Balances
(a) Delinquent 5 - 29 days                       $195,780,097.34
% of Gross Receivables                                     3.01%
(b) Delinquent 30 - 59 days                       $75,261,999.95
% of Gross Receivables                                     1.16%
(c) Delinquent 60+ days                          $150,938,915.86
% of Gross Receivables                                     2.32%
4. Class A Investor Default Amount                 $2,026,648.87
5. Class A Investor Charge-offs; Reimbursement
of Charge-offs
(a) Class A Investor Charge-offs, if any, for              $0.00
the Distribution Date
(b) The amount of Item 5.(a) per $1,000                    $0.00
interest
(c) Total reimbursed to Trust in respect of                $0.00
Class A Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000                    $0.00
interest
(e) The amount, if any, by which the
outstanding principal balance of the
          Class A Certificates exceeds the
class A Invested Amount as of
            the end of the Distribution Date               $0.00
6. Allocable Servicing Fee paid for the              $835,785.44
Distribution Date
7. Deficit Controlled Amortization Amount for              $0.00
the Distribution Date
D.Class A Pool Factor                                     0.8000
E. Receivables Balances
1. Principal Receivables as of the last day of $6,386,199,951.89 the preceding Due Period
2. Finance Charge and Administrative             $126,543,537.80
Receivables as of the last day
      of the preceding Due Period
F. Class B Certificates
1. Class B Invested Amount as of the end of the   $29,412,000.00
Distribution Date
2. Available Collateral Amount as of the end of   $48,529,800.00
the Distribution Date

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Household Finance Corporation
Household Affinity Funding Corp.                   February 2000
Household Affinity Credit Card Master Trust I ,     Mar 15, 2000
Series 1993-2


CLASS B CERTIFICATEHOLDER'S STATEMENT

1. Total distribution per $1,000 interest             $4.9166667
2. Principal distribution per $1,000 interest         $0.0000000
3. Interest distribution per $1,000 interest          $4.9166667
B. Calculation of Class B Interest
1. Class B Coupon                                    5.90000000%
2. Beginning Invested Amount                      $29,412,000.00
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections                           $1,830,774,661.22
(b) Collections of Finance Charge and            $109,304,749.92
Administrative Receivables
(c) Collections of Principal                    $1,721,469,911.30
2. Allocation of Receivables
(a) Class B Invested Percentage                           5.865%
(b) Principal Allocation Percentage                      89.637%
3. Delinquent Gross Balances
(a) Delinquent 5 - 29 days                       $195,780,097.34
% of Gross Receivables                                     3.01%
(b) Delinquent 30 - 59 days                       $75,261,999.95
% of Gross Receivables                                     1.16%
(c) Delinquent 60+ days                          $150,938,915.86
% of Gross Receivables                                     2.32%
4. Class B Investor Default Amount                   $143,058.71
5. Class B Investor Charge-offs; Reimbursement
of Charge-offs
(a) Class B Investor Charge-offs, if any, for              $0.00
the Distribution Date
(b) The amount of Item 5.(a) per $1,000                    $0.00
interest
(c) Total reimbursed to Trust in respect of                $0.00
Class B Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000                    $0.00
interest
(e) The amount, if any, by which the                       $0.00
outstanding principal balance of the
          Class B Certificates exceeds the
Class B Invested Amount as of
            the end of the Distribution Date
6. Available Cash Collateral Amount
(a) Available Cash Collateral Amount at the end            $0.00
of the Distribution Date
(b) Available Cash Collateral Amount as a                  0.00%
percent of the Class B
        Invested Amount, each at the end of the
Distribution Date
7. Available Collateral Amount                    $48,529,800.00
8. Deficit Controlled Amortization Amount for              $0.00
the Distribution Date
D.Class B Pool Factor                                $1.00000000
E. Receivables Balances
1. Principal Receivables as of the last day of $6,386,199,951.89 the preceding Due Period
2. Finance Charge and Administrative             $126,543,537.80
Receivables as of the last day
      of the preceding Due Period

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